NEWS

FOR IMMEDIATE RELEASE
Media relations contact:
Charles Coleman, (626) 302-7982
Investor relations contact:
Scott Cunningham, (626) 302-2540

Edison International Reports Fourth Quarter and Full-Year 2013 Results

ROSEMEAD, Calif., February 25, 2014 - Edison International (NYSE: EIX) today reported full-year 2013 net income attributable to common shareholders of $915 million, or $2.81 per share, compared to losses of $183 million, or $0.56 per share, in the full-year of 2012.

“Edison International's 2013 earnings were driven by Southern California Edison's electric infrastructure investments and operational efficiencies," said Ted Craver, chairman and chief executive officer of Edison International. “Higher levels of infrastructure investments are needed to support grid reliability, while contributing to our expectation that core earnings in 2014 will be in the range of $3.60 to $3.80 per share."
Full-year 2013 results included $322 million, or $0.99 per share, of net charges and losses from discontinued operations, which are not considered part of core earnings. Adjusting for these net charges, Edison International earned $1,237 million, or $3.80 per share, of core earnings in 2013. Full-year 2012 results included $1,461 million, or $4.48 per share, of net non-core charges and losses from discontinued operations that, when adjusted, result in core earnings of $1,278 million, or $3.92 per share. Southern California Edison's 2013 core earnings decreased $73 million, or $0.22 per share, primarily due to lower income tax benefits and the impact from ceasing to record a return on rate base for San Onofre after the decision to permanently retire the plant, partially offset by lower incremental inspection and repair costs at San Onofre and lower operating costs. The earnings increase from rate base growth was offset by the lower authorized 2013 return on common equity.

For the fourth quarter of 2013 Edison International reported net income attributable to common shareholders of $301 million, or $0.92 per share, compared to losses of $539 million, or $1.65 per share, in 2012.

Fourth quarter 2013 results included $37 million, or $0.11 per share, of earnings from discontinued operations, which are not considered part of core earnings. Adjusting for earnings from discontinued operations, Edison International earned $264 million, or $0.81 per share, of core earnings in the fourth quarter of 2013. Fourth quarter 2012 results included $1,121 million, or $3.44 per share, of net charges and losses from discontinued operations resulting in core earnings of $582 million, or $1.79 per share. Southern California Edison's core earnings decreased $344 million, or $1.06 per share, due to the delay of the 2012 CPUC general rate case decision, which resulted in recognizing a full year of revenue in the fourth quarter of 2012, higher income taxes and the impact from ceasing to record a return on rate base for San Onofre after the decision to permanently retire the plant. Partially offsetting these decreases were lower operating and maintenance expenses and incremental inspection and repair costs at San Onofre. The earnings increase from the rate base growth for the quarter was offset by the lower authorized 2013 return on common equity.

-more-

Edison International Reports Fourth Quarter and Full-Year 2013 Financial Results

Edison International uses core earnings, which is a non-GAAP financial measure that adjusts for non-recurring charges, which are not considered as part of core earnings, when communicating its earnings outlook to analysts and investors, and internally for financial planning, analysis of performance, and for reporting of results to the Board of Directors. Edison International management believes that core earnings provide a more meaningful representation of Edison International’s fundamental earnings power. Please see the Appendix to this news release for a reconciliation of core earnings to basic earnings.

2014 Earnings Guidance

The company announced 2014 basic and core earnings guidance of $3.60 to $3.80 per share. Non-recurring charges that are not considered part of core earnings are not included in the guidance. See the risk disclosure statement in the Appendix and the presentation accompanying the company’s conference call for further information.

About Edison International

Edison International (NYSE:EIX), through its subsidiaries, is a generator and distributor of electric power and an investor in energy services and technologies, including renewable energy. Headquartered in Rosemead, Calif., Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities.

-###-

Edison International Reports Fourth Quarter and Full-Year 2013 Financial Results

Appendix

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and core earnings per share (EPS) internally for financial planning and for analysis of performance. We also use core earnings and core EPS when communicating with analysts and investors regarding our earnings results to facilitate comparisons of the Company’s performance from period to period. Financial measures referred to net income, basic EPS, core earnings, or core EPS also applies to the description of earnings or earnings per share.

Core earnings and core EPS are non-GAAP financial measures and may not be comparable to those of other companies. Core earnings and core EPS are defined as basic earnings and basic EPS excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. Basic earnings and losses refer to net income or losses attributable to Edison International shareholders. Core earnings are reconciled to basic earnings in the attached tables. The impact of participating securities (vested awards that earn dividend equivalents that may participate in undistributed earnings with common stock) for the principal operating subsidiary is not material to the principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which is included in Edison International parent & other.

Risk Disclosure Statement

Forward-looking statements about the financial outlook for Edison International and its subsidiaries are included in this news release. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Edison International’s Form 10-K, most recent Form 10-Q, and other reports and presentations filed with the Securities and Exchange Commission which are available at: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Reminder: Edison International Will Hold a Conference Call Today

When:            Tuesday, February 25, 2014, 2:00 p.m. (Pacific Time)
Telephone Numbers:    1-800-369-2198 (US) and 1-773-756-4618 (Int'l) - Passcode: Edison
Telephone Replay:    1-800-685-9501 (US) and 1-203-369-3318 (Int’l) - Passcode: 468529
Telephone replay available through March 6, 2014
Webcast:        www.edisoninvestor.com

Edison International Reports Fourth Quarter and Full-Year 2013 Financial Results

Fourth Quarter and Full-Year Reconciliation of
Core Earnings Per Share to Basic Earnings Per Share

	Quarters ended December 31,			Years ended December 31,
	2013	2012	change	2013	2012	change
Earnings (loss) per share attributable to Edison International
Continuing operations
SCE	$0.79	$2.56	$(1.77)	$2.76	$4.81	$(2.05)
Edison International Parent and Other	0.02	(0.14)	0.16	(0.06)	(0.20)	0.14
Discontinued operations	0.11	(4.07)	4.18	0.11	(5.17)	5.28
Edison International	0.92	(1.65)	2.57	2.81	(0.56)	3.37
Less: Non-core items
SCE:
Asset impairment	—	—	—	(1.12)	—	(1.12)
2012 General Rate Case – repair deductions (2009 – 2011)	—	0.71	(0.71)	—	0.71	(0.71)
Edison International Parent and Other:
Consolidated state deferred tax impacts related to EME	—	(0.08)	0.08	—	(0.11)	0.11
Gain on sale of Beaver Valley lease interest	—	—	—	0.02	0.09	(0.07)
Discontinued operations	0.11	(4.07)	4.18	0.11	(5.17)	5.28
Total non-core items	0.11	(3.44)	3.55	(0.99)	(4.48)	3.49
Core earnings (losses)
SCE	0.79	1.85	(1.06)	3.88	4.10	(0.22)
Edison International Parent and Other	0.02	(0.06)	0.08	(0.08)	(0.18)	0.10
Edison International	$0.81	$1.79	$(0.98)	$3.80	$3.92	$(0.12)

Note: Diluted earnings were $0.92 and $2.78 per share for the quarter and year ended December 31, 2013, respectively. Diluted losses were $1.64 and $0.56 per share for the quarter and year ended December 31, 2012, respectively.

Edison International Reports Fourth Quarter and Full-Year 2013 Financial Results

Fourth Quarter and Full-Year Reconciliation of
Core Earnings to Basic Earnings (in millions)

	Quarters ended December 31,			Years ended December 31,
	2013	2012	change	2013	2012	change
Net income (loss) attributable to Edison International
Continuing operations
SCE	$258	$833	$(575)	$900	$1,569	$(669)
Edison International Parent and Other	6	(46)	52	(21)	(66)	45
Discontinued operations	37	(1,326)	1,363	36	(1,686)	1,722
Edison International	301	(539)	840	915	(183)	1,098
Less: Non-core items
SCE:
Asset impairment	—	—	—	(365)	—	(365)
2012 General Rate Case – repair deductions (2009 – 2011)	—	231	(231)	—	231	(231)
Edison International Parent and Other:
Consolidated state deferred tax impacts related to EME	—	(26)	26	—	(37)	37
Gain on sale of Beaver Valley lease interest	—	—	—	7	31	(24)
Discontinued operations	37	(1,326)	1,363	36	(1,686)	1,722
Total non-core items	37	(1,121)	1,158	(322)	(1,461)	1,139
Core earnings (losses)
SCE	258	602	(344)	1,265	1,338	(73)
Edison International Parent and Other	6	(20)	26	(28)	(60)	32
Edison International	$264	$582	$(318)	$1,237	$1,278	$(41)

Edison International Reports Fourth Quarter and Full-Year 2013 Financial Results

Consolidated Statements of Income	Edison International

	Quarters ended December 31,		Years ended December 31,
(in millions, except per-share amounts)	2013	2012	2013	2012
Total operating revenue	$2,943	$3,060	$12,581	$11,862
Fuel	75	88	324	308
Purchased power	998	782	4,567	3,831
Operation and maintenance	971	1,013	3,782	3,904
Depreciation, decommissioning and amortization	398	375	1,622	1,562
Asset impairments, disallowances and other	(4)	37	571	(28)
Total operating expenses	2,438	2,295	10,866	9,577
Operating income	505	765	1,715	2,285
Interest and other income	33	39	124	149
Interest expense	(143)	(131)	(544)	(521)
Other expenses	(36)	(15)	(74)	(52)
Income from continuing operations before income taxes	359	658	1,221	1,861
Income tax expense	70	(154)	242	267
Income from continuing operations	289	812	979	1,594
Income (loss) from discontinued operations, net of tax	37	(1,326)	36	(1,686)
Net income (loss)	326	(514)	1,015	(92)
Dividends on preferred and preference stock of utility	25	25	100	91
Net income (loss) attributable to Edison International common shareholders	$301	$(539)	$915	$(183)
Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$264	$787	$879	$1,503
Income (loss) from discontinued operations, net of tax	37	(1,326)	36	(1,686)
Net income (loss) attributable to Edison International common shareholders	$301	$(539)	$915	$(183)
Basic earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326	326	326
Continuing operations	$0.81	$2.42	$2.70	$4.61
Discontinued operations	0.11	(4.07)	0.11	(5.17)
Total	0.92	(1.65)	2.81	$(0.56)
Diluted earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	328	329	329	330
Continuing operations	$0.81	$2.39	$2.67	$4.55
Discontinued operations	0.11	(40.3)	0.11	(5.11)
Total	$0.92	$(37.91)	$2.78	$(0.56)
Dividends declared per common share	$0.3350	$0.3375	$1.3675	$1.3125

Edison International Reports Fourth Quarter and Full-Year 2013 Financial Results

Consolidated Balance Sheets	Edison International

	December 31,
(in millions)	2013	2012
ASSETS
Cash and cash equivalents	$146	$170
Receivables, less allowances of $66 and $75 for uncollectible accounts at respective dates	838	762
Accrued unbilled revenue	596	550
Inventory	256	340
Derivative assets	122	129
Regulatory assets	538	572
Deferred income taxes	421	—
Other current assets	395	149
Total current assets	3,312	2,672
Nuclear decommissioning trusts	4,494	4,048
Other investments	207	186
Total investments	4,701	4,234
Utility property, plant and equipment, less accumulated depreciation of $7,493 and $7,424 at respective dates	30,379	30,200
Nonutility property, plant and equipment, less accumulated depreciation of $74 and $123 at respective dates	76	73
Total property, plant and equipment	30,455	30,273
Derivative assets	251	85
Regulatory assets	7,241	6,422
Other long-term assets	686	708
Total long-term assets	8,178	7,215

Total assets	$46,646	$44,394

Edison International Reports Fourth Quarter and Full-Year 2013 Financial Results

Consolidated Balance Sheets	Edison International

	December 31,
(in millions, except share amounts)	2013	2012
LIABILITIES AND EQUITY
Short-term debt	$209	$175
Current portion of long-term debt	601	—
Accounts payable	1,407	1,423
Accrued taxes	358	61
Customer deposits	201	193
Derivative liabilities	152	126
Regulatory liabilities	767	536
Deferred income taxes	—	64
Other current liabilities	1,186	1,166
Total current liabilities	4,881	3,744
Long-term debt	9,825	9,231
Deferred income taxes and credits	7,346	6,231
Derivative liabilities	1,042	939
Pensions and benefits	1,378	2,614
Asset retirement obligations	3,418	2,782
Regulatory liabilities	4,995	5,214
Other deferred credits and other long-term liabilities	2,070	2,448
Total deferred credits and other liabilities	20,249	20,228
Total liabilities	34,955	33,203
Commitments and contingencies
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,403	2,373
Accumulated other comprehensive loss	(13)	(87)
Retained earnings	7,548	7,146
Total Edison International's common shareholders' equity	9,938	9,432
Preferred and preference stock of utility	1,753	1,759
Total noncontrolling interests	1,753	1,759
Total equity	11,691	11,191

Total liabilities and equity	$46,646	$44,394

Edison International Reports Fourth Quarter and Full-Year 2013 Financial Results

Consolidated Statements of Cash Flows	Edison International
	Years ended December 31,
(in millions)	2013	2012	2011
Cash flows from operating activities:
Net income (loss)	$1,015	$(92)	$22
Less: Income (loss) from discontinued operations	36	(1,686)	(1,078)
Income from continuing operations	979	1,594	1,100
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	1,622	1,562	1,427
Regulatory impacts of net nuclear decommissioning trust earnings	312	192	146
Asset impairment	575	—	—
Deferred income taxes and investment tax credits	345	141	708
Other	88	138	175
Changes in operating assets and liabilities:
Receivables	(56)	(13)	(46)
Inventory	80	10	(18)
Accounts payable	45	14	45
Other current assets and liabilities	(247)	303	(79)
Derivative assets and liabilities, net	(30)	262	382
Regulatory assets and liabilities, net	(322)	(314)	(1,080)
Other noncurrent assets and liabilities	(188)	82	521
Operating cash flows from continuing operations	3,203	3,971	3,281
Operating cash flows from discontinued operations, net	—	(637)	625
Net cash provided by operating activities	3,203	3,334	3,906
Cash flows from financing activities:
Long-term debt issued, net of premium, discount, and issuance costs of $18, $4 and $9 at respective periods	1,973	391	887
Long-term debt matured or repurchased	(1,017)	(6)	(100)
Bonds remarketed, net	195	—	—
Preference stock issued, net	387	804	123
Preference stock redeemed	(400)	(75)	—
Short-term debt financing, net	32	(264)	410
Settlements of stock-based compensation, net	(48)	(68)	(15)
Dividends to noncontrolling interests	(101)	(82)	(59)
Dividends paid	(440)	(424)	(417)
Financing cash flows from continuing operations	581	276	829
Financing cash flows from discontinued operations, net	—	374	278
Net cash provided by financing activities	581	650	1,107
Cash flows from investing activities:
Capital expenditures	(3,599)	(4,149)	(4,122)
Proceeds from sale of nuclear decommissioning trust investments	5,617	2,122	2,773
Purchases of nuclear decommissioning trust investments and other	(5,951)	(2,337)	(2,940)
Proceeds from sale of assets	181	114	—
Other	(56)	4	34
Investing cash flows from continuing operations	(3,808)	(4,246)	(4,255)
Investing cash flows from discontinued operations, net	—	(1,037)	(678)
Net cash used by investing activities	(3,808)	(5,283)	(4,933)
Net increase (decrease) in cash and cash equivalents	(24)	(1,299)	80
Cash and cash equivalents at beginning of year	170	1,469	1,389
Cash and cash equivalents at end of year	146	170	1,469
Cash and cash equivalents from discontinued operations	—	—	1,300
Cash and cash equivalents from continuing operations	$146	$170	$169